EXHIBIT NUMBER 99.1



Investor Contact:         W. Larry Cash
                          Executive Vice President
                           and Chief Financial Officer
                          (615) 373-9600

                         COMMUNITY HEALTH SYSTEMS, INC.

              ANNOUNCES STRONG SECOND QUARTER 2001 RESULTS WITH NET
                OPERATING REVENUES UP 26.4% AND EBITDA UP 23.5%

                   -----------------------------------------

                COMPLETED ACQUISITION IN JUNE OF 168-BED HOSPITAL

                   -----------------------------------------

        EXECUTED DEFINITIVE AGREEMENT IN JULY TO ACQUIRE 59-BED HOSPITAL


BRENTWOOD, Tenn. (July 25, 2001) -- Community Health Systems, Inc. (NYSE: CYH) today announced financial and operating results for the second quarter and six months ended June 30, 2001.

      Net operating revenues for the second quarter ended June 30, 2001 totaled $400.9 million, a 26.4% increase, compared with $317.1 million for the second quarter ended June 30, 2000. EBITDA for the second quarter of 2001 was $73.8 million compared with $59.8 million in the second quarter of 2000, representing a 23.5% increase. Net income was $9.7 million, or $0.11 per share (diluted), on
87.5 million average shares outstanding for the quarter ended June 30, 2001, compared with $0.2 million, or $0.00 per share (diluted), on 59.3 million average shares outstanding in the second quarter of 2000.

      The consolidated financial results for the second quarter ended June 30, 2001 reflect an 18.1% increase in admissions compared with the second quarter of 2000. On a same store basis, net revenues in the second quarter of 2001 increased 11.6% and admissions increased 5.2%, compared with the same period last year.

      Net operating revenues for the six months ended June 30, 2001 totaled $799.6 million, compared with $625.8 million for the six months ended June 30, 2000, a 27.8% increase. EBITDA for the six months ended June 30, 2001 was $151.1 million, compared with $119.9 million for the same period in 2000, a 26.0% increase. Net income was $20.5 million, or $0.23 per share (diluted), on 87.6 million average shares outstanding for the six months ended June 30, 2001, compared with $1.1 million, or $0.02 per share (diluted), on 57.6 million average shares outstanding for the six months ended June 30, 2000.


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CYH Announces Second Quarter 2001 Results
Page 2
July 25, 2001


      The consolidated financial results for the six months ended June 30, 2001 reflect a 20.9% increase in admissions compared with the six months ended June 30, 2000. On a same store basis, net revenues for the six months ended June 30, 2001 increased 11.1% and admissions increased 6.0% compared with the six months ended June 30, 2000.

      The 47.6% and 52.1% increases in the weighted average number of shares (diluted) outstanding for the second quarter and the six months ended June 30, 2001, compared to the same periods of 2000, respectively, are due principally to the Company's initial public offering in June 2000, a secondary public offering in November 2000 and, to a lesser extent, stock option grants and exercises.

      As announced on June 11, 2001, the Company acquired and commenced operations of Brandywine Hospital, a 168-bed acute care facility located in Coatesville, Pennsylvania. As also announced on July 13, 2001, the Company signed a definitive agreement to acquire Southern Chester County Medical Center, a 59-bed hospital located in West Grove, Pennsylvania. This transaction is subject to state regulatory reviews and customary conditions which are expected to be completed and the transaction closed within two months. Each of the hospitals is the sole provider of general acute hospital services in its community.

      "The second quarter continued the strong performance registered during 2000 and the first quarter of this year," commented Wayne T. Smith, Chairman of the Board, President and Chief Executive Officer. "Our strategy of centralization and standardization continues to move this Company forward. We demonstrated strong same store growth in admissions, revenue and EBITDA and continue to lead the non-urban market in acquisitions."

      Community Health Systems, Inc., a leading provider of non-urban acute healthcare services, currently owns or operates 53 hospitals across 20 states. These facilities, together with their medical staffs, provide a wide range of inpatient and outpatient acute care services and a variety of specialty services.

      Community Health Systems, Inc. will hold a conference call to discuss this press release on Thursday, July 26, 2001 at 10:30 a.m. CDT, 11:30 a.m. EDT. Investors will have the opportunity to listen to a live broadcast of the conference call over the Internet through the Company's web site at www.chs.net, or www.streetevents.com. To listen to the live call, please go to the web site at least fifteen minutes early to register, download, and install any necessary audio software. For those who cannot listen to the live broadcast, a replay will be available shortly after the call and continue through August 26, 2001.

      STATEMENTS CONTAINED IN THIS NEWS RELEASE REGARDING EXPECTED OPERATING RESULTS, ACQUISITION TRANSACTIONS AND OTHER EVENTS ARE FORWARD-LOOKING STATEMENTS THAT INVOLVE RISK AND UNCERTAINTIES. ACTUAL FUTURE EVENTS OR RESULTS MAY DIFFER MATERIALLY FROM THESE STATEMENTS. READERS ARE REFERRED TO THE DOCUMENTS FILED BY COMMUNITY HEALTH SYSTEMS, INC. WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE COMPANY'S REGISTRATION STATEMENT ON FORM S-1 (REGISTRATION STATEMENT NO. 333-47354), FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2000 AND FORM 10-Q FOR THE QUARTER ENDED MARCH 31, 2001. THESE FILINGS IDENTIFY IMPORTANT RISK FACTORS AND OTHER UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THOSE CONTAINED IN THE FORWARD LOOKING STATEMENTS.



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CYH Announces Second Quarter 2001 Results
Page 3
July 25, 2001



                         COMMUNITY HEALTH SYSTEMS, INC.
                              FINANCIAL HIGHLIGHTS
                                   (UNAUDITED)
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                  THREE MONTHS ENDED    SIX MONTHS ENDED
                                                       JUNE 30,              JUNE 30,
                                                 -------------------    -----------------
                                                   2001       2000       2001       2000
                                                 --------   --------    -------   -------
Net operating revenues                           $400,909   $317,136   $799,554   $625,787

EBITDA                                           $ 73,830   $ 59,775   $151,078   $119,856

Net income                                       $  9,651   $    178   $ 20,499   $  1,099

Net income per share - basic                     $   0.11   $   0.00   $   0.24   $   0.02

Net income per share - diluted                   $   0.11   $   0.00   $   0.23   $   0.02

Weighted average number of shares outstanding:

   Basic                                           85,713     58,175     85,696     56,424
   Diluted                                         87,518     59,311     87,554     57,555



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CYH Announces Second Quarter 2001 Results
Page 4
July 25, 2001


                         COMMUNITY HEALTH SYSTEMS, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                  THREE MONTHS ENDED    SIX MONTHS ENDED
                                                       JUNE 30,              JUNE 30,
                                                 -------------------   -------------------
                                                   2001       2000       2001      2000
                                                 --------   --------   --------   --------
Net operating revenues                           $400,909   $317,136   $799,554   $625,787
                                                 --------   --------   --------   --------

Operating expenses:

   Salaries and benefits                          156,047    123,815    309,781    244,222
   Provision for bad debts                         36,986     28,639     73,959     56,594
   Supplies                                        46,129     36,431     92,888     72,410
   Other operating expenses                        87,917     68,476    171,848    132,705
   Depreciation and amortization                   21,633     17,530     43,094     33,910
   Amortization of goodwill                         7,028      6,210     14,074     12,378
                                                 --------   --------   --------   --------
     Total expenses                               355,740    281,101    705,644    552,219
                                                 --------   --------   --------   --------

Income from operations                             45,169     36,035     93,910     73,568

Interest expense, net                              25,621     32,622     53,174     65,305
                                                 --------   --------   --------   --------

Income before income taxes                         19,548      3,413     40,736      8,263

Provision for income taxes                          9,897      3,235     20,237      7,164
                                                 --------   --------   --------   --------

Net income                                       $  9,651   $    178   $ 20,499   $  1,099
                                                 ========   ========   ========   ========

Net income per share - basic                     $   0.11   $   0.00   $   0.24   $   0.02
                                                 ========   ========   ========   ========

Net income per share - diluted                   $   0.11   $   0.00   $   0.23   $   0.02
                                                 ========   ========   ========   ========

Weighted average number of shares outstanding:

   Basic                                           85,713     58,175     85,696     56,424
                                                 ========   ========   ========   ========
   Diluted                                         87,518     59,311     87,554     57,555
                                                 ========   ========   ========   ========




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CYH Announces Second Quarter 2001 Results
Page 5
July 25, 2001


                         COMMUNITY HEALTH SYSTEMS, INC.
                             SELECTED OPERATING DATA
                                   (UNAUDITED)
                                ($ IN THOUSANDS)

                                                           FOR THE THREE MONTHS ENDED JUNE 30,
                                          ---------------------------------------------------------------------------
                                                       CONSOLIDATED                          SAME STORE
                                          ----------------------------------     ------------------------------------
                                            2001        2000       % CHANGE       2001          2000        % CHANGE
                                          --------    --------    ----------     --------    ----------    ----------

Number of hospitals                             53          49                         49            49
Licensed beds                                4,848       4,401                      4,388         4,401
Beds in service                              3,722       3,355                      3,341         3,355
Admissions                                  39,677      33,610       18.1%         35,289        33,553         5.2%
Adjusted admissions                         73,546      63,785       15.3%         65,670        63,671         3.1%
Patient days                               150,251     128,587       16.8%        134,081       128,352         4.5%
Average length of stay (days)                  3.8         3.8                        3.8           3.8
Occupancy rate (beds in service)              45.5%       42.5%                      44.8%         42.6%
Net operating revenues                    $400,909    $317,136       26.4%       $351,155      $314,793        11.6%
Net inpatient revenue as a % of
   Total net operating revenues               49.6%       48.9%                      49.0%         49.1%
Net outpatient revenue as a % of
   Total net operating revenues               49.2%       49.2%                      49.9%         49.5%
EBITDA as a % of net
   operating revenues                         18.4%       18.8%                      19.0%         18.5%

                                                               FOR THE SIX MONTHS ENDED JUNE 30,
                                          ---------------------------------------------------------------------------
                                                       CONSOLIDATED                          SAME STORE
                                          ----------------------------------     ------------------------------------
                                            2001        2000*      % CHANGE       2001          2000*       % CHANGE
                                          --------    --------    ----------     --------    ----------    ----------

Number of hospitals                             53          49                         49            49
Licensed beds                                4,848       4,401                      4,388         4,401
Beds in service                              3,722       3,355                      3,341         3,355
Admissions                                  82,559      68,314         20.9%       72,126        68,066          6.0%
Adjusted admissions                        149,741     126,137         18.7%      131,027       125,649          4.3%
Patient days                               315,994     267,060         18.3%      276,134       266,114          3.8%
Average length of stay (days)                  3.8         3.9                        3.8           3.9
Occupancy rate (beds in service)              48.4%       45.0%                      47.4%         45.1%
Net operating revenues                    $799,554    $625,787         27.8%     $688,905      $620,067         11.1%
Net inpatient revenue as a % of
   Total net operating revenues               51.0%       50.6%                      50.5%         50.9%
Net outpatient revenue as a % of
   Total net operating revenues               47.8%       47.6%                      48.4%         47.8%
EBITDA as a % of net
   operating revenues                         18.9%       19.2%                      19.4%         18.8%


-----------
* 2000 includes one more business day in the six months ended June 30, 2000 due to leap year.


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

CYH Announces Second Quarter 2001 Results
Page 6
July 25, 2001



                         COMMUNITY HEALTH SYSTEMS, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                   (UNAUDITED)
                                ($ IN THOUSANDS)


                                                                                    JUNE 30,             DECEMBER 31,
                                                                                      2001                  2000
                                                                                -----------------    ----------------


ASSETS

Current assets:

    Cash and cash equivalents                                                   $          35,740    $         13,740
    Patient accounts receivable, net                                                      316,499             309,826
    Other current assets                                                                   73,592              85,011
                                                                                -----------------    ----------------

       TOTAL CURRENT ASSETS                                                               425,831             408,577
                                                                                -----------------    ----------------

Property and equipment                                                                    936,336             850,201
    Less accumulated depreciation and amortization                                       (169,627)           (142,120)
                                                                                ------------------   -----------------

       Property and equipment, net                                                        766,709             708,081
                                                                                -----------------    ----------------

Goodwill, net                                                                             991,556             985,568
                                                                                -----------------    ----------------

Other assets, net                                                                          95,990             111,611
                                                                                -----------------    ----------------

       TOTAL ASSETS                                                             $       2,280,086    $      2,213,837
                                                                                =================    ================

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:

    Current maturities of long-term debt                                        $          21,499    $         17,433
    Accounts payable and accrued liabilities                                              235,224             223,440
                                                                                -----------------    ----------------

       TOTAL CURRENT LIABILITIES                                                          256,723             240,873
                                                                                -----------------    ----------------

Long-term debt                                                                          1,229,507           1,201,590
                                                                                -----------------    ----------------

Other long-term liabilities                                                                14,015              15,200
                                                                                -----------------    ----------------

Stockholders' equity                                                                      779,841             756,174
                                                                                -----------------    ----------------

       TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                               $       2,280,086    $      2,213,837
                                                                                =================    ================



                                     -END-